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                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our report dated August 9, 1996 included in the Acres Gaming Incorporated Form 10-K for the year ended June 30, 1996 and to all references to our firm included in this registration statement.

                                 ARTHUR ANDERSEN LLP

Portland, Oregon
February 13, 1997